AXA PREMIER VIP TRUST

SUPPLEMENT DATED AUGUST 12, 2009 TO THE PROSPECTUS DATED MAY 1, 2009

This Supplement updates the above-referenced Prospectus of the AXA Premier VIP Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this supplement is to notify you of portfolio management changes to the Multimanager Technology Portfolio (“Technology Portfolio”) and the Multimanager Small Cap Growth Portfolio (“Small Cap Growth Portfolio”), and change to the administrative services fee paid by certain of the Trust’s Portfolios.

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Effective August 1, 2009, Firsthand Capital Management, Inc. (“Firsthand”) will no longer serve as a sub-adviser to an allocated portion of the Technology Portfolio. RCM Capital Management LLC, SSgA Funds Management, Inc., and Wellington Management Company, LLP will remain as sub-advisers to the Technology Portfolio. Accordingly, all references to Firsthand are hereby deleted.

Effective August 1, 2009, Thomas C. Ognar and Bruce C. Olson will no longer serve as portfolio managers to one of the allocated portions of the Small Cap Growth Portfolio advised by Wells Capital Management, Inc. (“WellsCap”). Jerome Philpott and Stuart Roberts will continue to manage the remaining allocated portion of the Small Cap Growth Portfolio advised by WellsCap. Accordingly, all references to Messrs. Ognar and Olson are hereby deleted.

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Effective September 1, 2009, the fifth paragraph under the heading “Management Fees” in the section of the Prospectus entitled “Management Team — The Manager and the Sub-Advisers” is hereby deleted and replaced with the following:

AXA Equitable also provides administrative services to the Trust including coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, the portfolios pay AXA Equitable a contractual fee at an annual rate of 0.15% of the portfolios’ total average net assets up to and including $15 billion, 0.125% of the portfolios’ total average net assets over $15 billion up to and including $30 billion, and 0.100% of the portfolios’ total average net assets over $30 billion, plus $32,500 per portfolio and an additional $32,500 for each portion of the portfolio for which separate administrative services are provided (e.g., portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style), except the $32,500 fee will not apply in the case of the allocated portion of the Multimanager Technology Portfolio advised by AXA Equitable.